SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2017

CENTRAL VALLEY COMMUNITY BANCORP
(Exact Name of Registrant as Specified in Charter)

California	000-31977	77-0539125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 N. Financial Drive, Suite 101, Fresno, California	93720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (559) 298-1775

(Former Name or Former Address, if Changed Since Last Report)          Not Applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 27, 2017, Central Valley Community Bancorp (NASDAQ: CVCY), a bank holding company headquartered in Fresno, California, its wholly owned subsidiary, Central Valley Community Bank, and Folsom Lake Bank (OTCBB: FOLB), headquartered in Folsom, California, entered into an Agreement and Plan of Reorganization and Merger (the “Merger Agreement”). Under the terms of the agreement, Folsom Lake Bank, with three branches located in Folsom and Rancho Cordova (Sacramento County), and Roseville (Placer County), will merge with Central Valley Community Bank (the “Merger”). The transaction is subject to customary closing conditions, including regulatory approvals and approval by Folsom Lake Bank’s shareholders. The Central Valley Community Bancorp and Folsom Lake Bank boards of directors have unanimously approved the transaction, which is expected to close in the fourth quarter of 2017.

Central Valley Community Bancorp will acquire Folsom Lake Bank in a stock merger in which the Folsom Lake Bank shareholders will be entitled to receive 0.80 shares of Central Valley Community Bancorp stock per Folsom Lake Bank share. Central Valley Community Bancorp will assume the stock option plan and outstanding stock options of Folsom Lake Bank as part of the transaction. Based on the closing price of Central Valley Community Bancorp on April 27, 2017, the fully diluted transaction consideration is $33.6 million, or $18.74 per Folsom Lake Bank common share. However, the deal value will fluctuate with changes in Central Valley Community Bancorp’s stock price through the closing date. Central Valley Community Bancorp expects the transaction will be 1.8% dilutive to tangible book value per share initially resulting in tangible book value earnback of less than 2.5 years, 3% accretive to earnings per share in 2018 and an IRR greater than 15%.

The directors and certain executives of Folsom Lake Bank have entered into agreements pursuant to which they have committed to vote their shares of Folsom Lake Bank in favor of the acquisition. Folsom Lake Bank must pay Central Valley Community Bancorp a termination fee in the amount of $1,115,828 if the Merger Agreement is terminated under certain circumstances set forth in the Merger Agreement.

The Merger Agreement, the Joint Press Release, and the investor presentation issued on April 27, 2017, regarding this transaction appear as exhibits to this report.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.2 hereto, and is incorporated into this report by this reference.

Item 7.01 Regulation FD Disclosure

Central Valley Community Bancorp has prepared an investor presentation which it expects to use in discussions with analysts and investors and is attached as an exhibit 99.2.

Exhibit 99.2 shall not deemed filed for purposes of section 18 of the Securities and Exchange act of 1934, as amended, (“Exchange Act”) or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On April 27, 2017, Central Valley Community Bancorp and Folsom Lake Bank issued a joint press release relating to the Merger. The joint press release is attached as Exhibit 99.1.

Exhibit 99.1 shall not deemed filed for purposes of section 18 of the Securities and Exchange act of 1934, as amended, (“Exchange Act”) or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits *

2.2 The Agreement and Plan of Reorganization and Merger by and among Central Valley Community Bancorp, Central Valley Community Bank, and Folsom Lake Bank, dated April 27, 2017.

99.1 Central Valley Community Bancorp and Folsom Lake Bank Joint Press Release  dated April 27, 2017, announcing the Reorganization Agreement and Plan of Merger by and among Central Valley Community Bancorp, Central Valley Community Bank, and Folsom Lake Bank.

99.2 Central Valley Community Bancorp Investor Presentation related to the Merger by and among Central Valley Community Bancorp, Central Valley Community Bank, and Folsom Lake Bank.

****

Forward-looking Statements

Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained herein that are not historical facts, such as statements regarding the Company’s current business strategy and the Company’s plans for future development and operations, are based upon current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates, a decline in economic conditions at the international, national or local level on the Company’s results of operations, the Company’s ability to continue its internal growth at historical rates, the Company’s ability to maintain its net interest margin, and the quality of the Company’s earning assets; (3) changes in the regulatory environment; (4) fluctuations in the real estate market; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) the expected cost savings, synergies and other financial benefits for the acquisition might not be realized within the expected time frames or at all; (8) governmental approval of the acquisition may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approval of the acquisition; (9) conditions to the closing of the acquisition may not be satisfied, (10) the shareholders of Folsom Lake Bank may fail to approve the consummation of the acquisition, and (11) the other risks set forth in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2016. Therefore, the information set forth in such forward-looking statements should be carefully considered when evaluating the business prospects of the Company.

Central Valley Community Bancorp will undertake no obligation to revise or publicly release any revision or update to the forward looking statements to reflect events or circumstances that occur after the date on which statements were made.

Central Valley Community Bancorp will file a registration statement with the SEC, including a proxy statement/prospectus and other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. After it is filed with the SEC, the proxy statement/prospectus will be available for free, both on the SEC website (http://www.sec.gov) and from Central Valley Community Bancorp and Folsom Lake Bank.

Additional Information About the Merger and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed acquisition transaction, a registration on Form S-4 will be filed with the SEC by Central Valley Community Bancorp. The registration statement will contain a joint proxy statement/prospectus to be distributed to shareholders of Folsom Lake Bank in connection with their vote on the acquisition. Shareholders of Folsom Lake Bank are encouraged to read the Registration Statement and any other relevant documents filed with the SEC, including the joint proxy statement/prospectus that will be part of the registration statement because they will contain important information about the proposed acquisition. The final joint proxy statement /prospectus will be mailed to shareholders of Folsom Lake Bank. Investors and security holders will  be able to obtain those documents and any other documents Central Valley Community Bancorp has filed with the SEC, free of charge at the SEC website www.sec.gov. In addition, documents filed with the SEC by Central Valley Community Bancorp will be available free of charge by accessing its website at www.cvcb.com under the

“Investors Relations” link, writing to Central Valley Community Bank, Dave Kinross, 7100 N. Financial Dr., Suite 101, Fresno, California 93720, or writing Folsom Lake Bank, Robert Flautt, 905 Sutter Street, Folsom, California 95630.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Central Valley Community Bancorp hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Valley Community Bancorp

Date: April 27, 2017	By:	/s/ David A. Kinross
Name: David A. Kinross
Title: Executive Vice President and Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description
2.2	The Agreement and Plan of Reorganization and Merger by and among Central Valley Community Bancorp, Central Valley Community Bank, and Folsom Lake Bank dated April 27, 2017.

99.1
Central Valley Community Bancorp and Folsom Lake Bank Joint Press Release dated April 27, 2017, announcing the Agreement and Plan of Reorganization and Merger by and among Central Valley Community Bancorp, Central Valley Community Bank, and Folsom Lake Bank.

99.2	Central Valley Community Bancorp Investor Presentation related to the Merger by and among Central Valley Community Bancorp, Central Valley Community Bank, and Folsom Lake Bank.

5